UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2021

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HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

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Delaware	000-52046	36-4151663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 North Loop East

Houston, Texas 77029

(Address of Principal Executive Offices) (Zip Code)

(713) 609-2100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HWCC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2021, Houston Wire & Cable Company (the “Company”), Omni Cable, LLC (“Omni”), and OCDFH Acquisition Sub Inc., a Delaware corporation and wholly owned subsidiary of Omni (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction of customary closing conditions, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”) and a, wholly owned subsidiary of Omni. Omni is a subsidiary of Dot Holdings Co, which is owned by Dot Family Holdings, owners and operators of Dot Foods, Inc., the largest food industry redistributor in North America.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each share of common stock, par value $0.001, of the Company (the “Company common stock”) issued and outstanding immediately prior to the effective time of the Merger (other than shares as to which dissenters’ rights are exercised in accordance with the Delaware General Corporation Law) will be automatically converted into the right to receive $5.30 in cash (without interest) (the “Per Share Merger Consideration”). The Merger is subject to, among other conditions, adoption of the Merger Agreement by stockholders at the Company’s 2021 Annual Meeting of Stockholders, scheduled to be held on May 25, 2021.

Concurrently with the execution of the Merger Agreement, Omni entered into voting agreements dated March 24, 2021 (the “Voting Agreements”) with Nierenberg Investment Management Company, Inc., on behalf of itself and certain managed funds that own shares of Company common stock, and each of the Company’s directors and officers, pursuant to which such persons have agreed, subject to the terms of the Voting Agreements, to vote the shares of Company common stock beneficially owned by them in favor of the adoption of the Merger Agreement and approval of the Merger and against any competing acquisition proposals relating to the Company. Such persons currently beneficially own approximately 19% of the outstanding Company common stock. The Voting Agreements will terminate upon the earlier to occur of (1) the effective time of the Merger, (2) the date on which the Merger Agreement is terminated in accordance with its terms and (3) the mutual written agreement of the parties to terminate a Voting Agreement.

The board of directors of the Company (the “Board”) unanimously adopted and approved the Merger Agreement and the transactions contemplated thereby, including the Merger, and, subject to the terms and conditions of the Merger Agreement, resolved to recommend that the Company’s stockholders adopt the Merger Agreement.

With respect to the Company’s stock-based equity awards, at the effective time of the Merger, all unvested awards will vest (at target, in the case of performance-based stock unit awards), and each of the 300,461 stock units outstanding under the Company’s stock and deferred compensation plans will be cancelled in exchange for the Per Share Merger Consideration. No consideration will be paid in connection with the cancellation of outstanding stock options, as all have exercise prices greater than the Per Share Merger Consideration.

The transaction is expected to close following the Company’s 2021 Annual Meeting of Stockholders in May 2021, subject to the satisfaction or waiver of certain closing conditions, including, among other things: (1) the adoption of the Merger Agreement by the affirmative vote of holders of a majority of the outstanding shares of Company common stock; (2) the absence of certain legal impediments preventing the completion of the Merger; (3) the accuracy of the representations and warranties of the parties and the compliance of the parties with their respective covenants, subject to customary qualifications, including with respect to materiality; and (4) conditions relating to the Company’s tangible net book value and indebtedness.

Pursuant to the terms of a “go-shop” provision in the Merger Agreement, during the period beginning on the date of the Merger Agreement and ending at 12:01 a.m. on April 24, 2021 (such date, the “No-Shop Period Start Date”), the Company may (1) initiate, solicit, propose, induce or encourage any alternative acquisition proposals from third parties; (2) provide nonpublic information to such third parties; and (3) participate in discussions and negotiations with such third parties regarding alternative acquisition proposals. Beginning on the No-Shop Period Start Date, the Company will become subject to customary “no-shop” restrictions on its ability, except as permitted by the Merger Agreement, to solicit, initiate, propose or induce the making or knowingly encourage alternative acquisition proposals from third parties and to provide nonpublic information to, or participate in, discussions or negotiations with third parties regarding alternative acquisition proposals.

Each of the Company, Omni and Merger Sub has made certain customary representations, warranties and covenants in the Merger Agreement. The Company’s covenants include, among other things, the obligation: (1) to conduct its business in all material respects in the ordinary course of business consistent with past practice (subject to certain conditions, during the period between the execution of the Merger Agreement and the completion of the Merger); and (2) to provide all cooperation requested by Omni in connection with its arranging for any financing for the transaction. The Merger is not conditioned on Omni’s receipt of any financing.

The Merger Agreement contains certain termination rights for the Company and Omni, including, among others, if the Merger is not consummated by September 30, 2021. Upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $4 million. Specifically, the termination fee will be payable if the Merger Agreement is terminated by (1) Omni, if the Board changes its recommendation with respect to the Merger, (2) Omni, if the Company breaches or fails to perform, in accordance with the Merger Agreement, in any material respect its obligations under the alternative acquisition solicitation provisions in the Merger Agreement or fails to present the Merger for a stockholder vote, or (3) the Company, if the Board authorizes the acceptance of a superior proposal and such proposal was not solicited in breach of the alternative acquisition solicitation provisions in the Merger Agreement. The termination fee will also be payable in certain circumstances if (1) the Company has failed to obtain the required approval of its stockholders and the Merger Agreement is terminated (a) by either Omni or the Company because the Merger is not completed by September 30, 2021 or because of such vote failure or (b) by Omni because of a material breach of the Company’s representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied, (2) prior to such termination (but after the date of the Merger Agreement) a proposal, generally speaking, to acquire at least 25% of the Company’s stock or assets is publicly announced or disclosed by a third party and (3) within one year of such termination the Company consummates, or enters into a preliminary or definitive agreement providing for, a transaction involving the acquisition of at least 25% of its stock or assets.

As soon as practicable after the Merger, Omni will take the necessary actions to delist the Company common stock from Nasdaq and to deregister the Company common stock under the Securities Exchange Act of 1934.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1, and is incorporated herein by reference.

The Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to that agreement and may have been qualified by disclosures in the disclosure letters to the Merger Agreement. Furthermore, those representations and warranties may be subject to contractual standards of materiality that differ from those under applicable securities laws. Accordingly, investors and security holders should not rely on such representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

Item 8.01. Other Events.

On March 25, 2021, the Company issued a press release announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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Additional Information and Where to Find It

This report relates to the proposed transaction involving the Company and Omni. The Company intends to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies in connection with the proposed transaction. This report does not constitute a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction.

Promptly after filing the definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each stockholder entitled to vote at the annual meeting at which the Merger will be considered. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, at the Company’s website, www.houwire.com, or by writing to the Company at Houston Wire & Cable Company, 10201 North Loop East, Houston, TX 77029, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers are participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2020 annual meeting of stockholders, which was filed with the SEC on March 26, 2020, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 13, 2020, and will be set forth in the Annual Report on Form 10-K for the year ended December 31, 2020, expected to be filed later today. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Note Regarding Forward-Looking Statements

Forward-looking statements in this report are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may relate to, but are not limited to, information or assumptions about the duration, extent and impact of the COVID-19 pandemic, our sales and marketing strategy, sales (including pricing), income, operating income or gross margin improvements, working capital, cash flow, interest rates, impact of changes in accounting standards, future economic performance, management’s plans, goals and objectives for future operations, performance and growth or the assumptions relating to any of the forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “aim”, “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “project”, “should”, “will be”, “will continue”, “will likely result”, “would” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. Actual results could differ materially from those expressed or implied in the forward-looking statements. The factors listed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent Quarterly Reports on Form 10-Q provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of March 24, 2021, among Omni Cable, LLC, OCDFH Acquisition Sub Inc. and Houston Wire & Cable Company.

10.1	Form of Voting Agreement, dated as of March 24, 2021, between Omni Cable, LLC and (i) each of the directors and executive officers of Houston Wire & Cable Company and (ii) Nierenberg Investment Management Company (incorporated by reference to Exhibit B to Exhibit 2.1).

99.1	Press release dated March 25, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: March 25, 2021	By:	/s/ James L. Pokluda III
James L. Pokluda III
President and Chief Executive Officer